Exhibit 10.01

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 31, 2024, is by and between EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the “Borrower”) and BOKF, NA DBA BANK OF OKLAHOMA (the “Lender”).

RECITALS:

A.    The Borrower and the Lender have previously entered into that certain Credit Agreement dated as of August 9, 2022, as amended by (i) that certain First Amendment to Credit Agreement dated as of December 22, 2022, (ii) that certain Second Amendment to Credit Agreement dated as of May 10, 2023, (iii) that certain Third Amendment to Credit Agreement dated as of August 9, 2023, and (iv) that certain Fourth Amendment to Credit Agreement dated as of December 1, 2023 (as so amended, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Credit Agreement”).

B.    The Borrower has requested, and the Lender has agreed, subject to the terms and conditions of this Amendment, to amend the Existing Credit Agreement as herein provided.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1    Definitions. All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, all references in the Loan Documents to the “Agreement” and the “Credit Agreement” shall mean the Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time.

ARTICLE II

Amendments to Existing Credit Agreement

Section 2.1    Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“Tenant” means Tenant.

“Tenant Lease” means that certain Lease dated as of May 10, 2024, by and between the Borrower, as landlord, and Tenant, as tenant, as the same may be amended, restated, amended and restated, supplemented and/or otherwise modified from time to time.

“Fifth Amendment Effective Date” means May 31, 2024.

Section 2.2    Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions as follows:

“Applicable Margin” means, for any day, with respect to any Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the applicable caption below:

Fifth Amendment to Credit Agreement

Revolver SOFR Spread	Fixed Rate Term Loan Spread	Floating Rate Term Loan Spread
Prior to September 1, 2024, 4.50%, and on and after September 1, 2024, 5.50%	0.00%	1.75%

“Prepayment Event” means:

(i)    any Disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Loan Party, including the unwinding of any Swap Agreement, other than Dispositions described in Section 6.05(a) unless the property or asset was included in the most recent Equipment appraisal delivered to the Lender;

(ii)    any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, (i) any Equipment or (ii) any other property or asset of any Loan Party with a fair value immediately prior to such event equal to or greater than $250,000;

(iii)    the issuance by the Borrower of any Equity Interests, or the receipt by the Borrower of any capital contribution; or

(iv)    the incurrence by any Loan Party of any Indebtedness, other than Indebtedness permitted under Section 6.01.

“Revolving Commitment” means the commitment of the Lender to make Revolving Loans hereunder (a) from the Fifth Amendment Effective Date to but excluding the effective date of the sale of the Headquarters pursuant to Section 5.21(c), up to $7,000,000, and (b) from and after the effective date of the sale of the Headquarters pursuant to Section 5.21(c), up to $4,500,000.

“Revolving Loan Maturity Date” means October 4, 2024, or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

Section 2.3    Section 5.22 is hereby added to the Existing Credit Agreement as follows:

SECTION 5.22.         Tenant Lease. The Borrower shall, at its sole expense, establish and maintain a lockbox account with the Lender pursuant to an agreement in form and substance satisfactory to the Lender which shall provide, in part, that, commencing September 1, 2024: (i) the Borrower shall (or shall cause Tenant to) remit all payments owing to the Borrower under the Tenant Lease to such lockbox account, and (ii) all such payments will be automatically and immediately applied to the Secured Obligations at such times and in such order as the Lender may elect in its sole discretion. The Lender shall have sole dominion and control at all times over such lockbox account. Borrower hereby grants in favor of the Lender a first priority lien and security interest into any lockbox account established pursuant to this Section 5.22. Borrower shall not, without Lender’s prior written consent, amend or modify the Tenant Lease. On or before June 25, 2024 (or such later date as the Lender may agree to in its sole discretion), the Borrower shall cause Tenant to enter into an SNDA with respect to the Tenant Lease in form and substance satisfactory to the Lender.

Section 2.4    Section 6.06 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Fifth Amendment to Credit Agreement

SECTION 6.06         Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”), except for the disposition of assets pursuant to Section 5.21.

Section 2.5    Section 6.13 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 6.13.         Inventory Purchases. Notwithstanding anything to the contrary herein or in any other Loan Document, from and after the Fifth Amendment Effective Date, the Borrower shall not enter into any new purchase orders or other agreements, contracts or transactions pursuant to which the Borrower agrees to purchase Inventory (“Inventory Purchase Orders”) without the prior written consent of the Lender. Without limiting the foregoing, at least five (5) days prior to the Borrower’s execution of any Inventory Purchase Order consented to by Lender in writing, the Borrower shall deliver to the Lender a copy of such Inventory Purchase Order, in form and substance satisfactory to the Lender, and such other documentation as the Lender may reasonably request in connection with such Inventory Purchase Order.

ARTICLE III

Ratifications

Section 3.1    Ratifications by Borrower.

(a)    The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the other Loan Documents, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.

(b)    The Borrower and the Lender agree that each of the Credit Agreement, as amended hereby, and the other Loan Documents to which each is a party shall continue to be legal, valid, binding and enforceable in accordance with its respective terms. This Amendment is a “Loan Document” as referred to in the Credit Agreement and the provisions relating to Loan Documents in the Credit Agreement are incorporated herein by reference, the same as if set forth verbatim in this Amendment.

Section 3.2    Representations and Warranties of the Borrower. Borrower hereby represents and warrants to the Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered by Borrower in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational document of Borrower, (b) the representations and warranties contained in the Loan Documents, as amended hereby, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, and (c) no Default or Event of Default exists.

ARTICLE IV

Conditions Precedent

Section 4.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)    Amendment and Other Documents. Lender shall have received:

Fifth Amendment to Credit Agreement

(i)    this Amendment duly executed by the Borrower;

(ii)    any documents, instruments, agreements, amendments or supplements as Lender may require, each in form and substance satisfactory to the Lender, to modify the documents governing the Banking Services, including, without limitation, to renew the Borrower’s commercial credit card with the Lender; and

(iii)    such other documents, instruments and agreements as Lender may require.

(b)    No Default. No Default or Event of Default shall exist.

(c)    Representations and Warranties. All of the representations and warranties contained in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(d)    Other Fees and Expenses. The Lender shall have received payment of all reasonable and documented out‑of‑pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents.

ARTICLE V

Miscellaneous

Section 5.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by the Lender or any closing shall affect the representations and warranties or the right of the Lender to rely upon them.

Section 5.2    Reference to Agreement. Each of the Credit Agreement, the other Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, and the other Loan Documents are hereby amended so that any reference in such documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

Section 5.3    Expenses of Lender. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender’s legal counsel.

Section 5.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 5.5    Applicable Law. This Amendment and all other documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Oklahoma.

Section 5.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lender, Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender.

Fifth Amendment to Credit Agreement

Section 5.7    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Lender to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Lender and Borrower, electronic images of this Amendment or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff, Electronic Signature or any other electronic means shall also send the original thereof to Lender within five (5) days following Lender’s request therefor, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

Section 5.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.9    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature Pages Follow]

Fifth Amendment to Credit Agreement

Executed as of the date first written above.

BORROWER:
EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation

By:
Name: Craig White
Title: President & Chief Executive Officer

LENDER:
BOKF, NA DBA BANK OF OKLAHOMA, a national banking association

By:
Name: Julie H. Chase Title: Senior Vice President

Fifth Amendment to Credit Agreement – Signature Page